                                                                      EXHIBIT 21
                                SUBSIDIARY LIST
                              As of March 9, 2001
                                 Page (1 of 3)

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

                                                    STATE OF                                            OWNERSHIP
NAME OF SUBSIDIARY                                ORGANIZATION       OWNED BY                           PERCENTAGE
----------------------------------                ------------       ------------                       ----------
AmSurg KEC, Inc.                                       TN            AmSurg Corp.                          100%
The Endoscopy Center of Knoxville, L.P.                TN            AmSurg KEC, Inc.                       51%

AmSurg EC Topeka, Inc.                                 TN            AmSurg Corp.                          100%
The Endoscopy Center of Topeka, L.P.                   TN            AmSurg EC Topeka, Inc.                 60%

AmSurg EC St. Thomas, Inc.                             TN            AmSurg Corp.                          100%
The Endoscopy Center of St. Thomas, L.P.               TN            AmSurg EC St. Thomas, Inc.             60%

AmSurg EC Centennial, Inc.                             TN            AmSurg Corp.                          100%
The Endoscopy Center of Centennial, L.P.               TN            AmSurg EC Centennial, Inc.             60%

AmSurg EC Beaumont, Inc.                               TN            AmSurg Corp.                          100%
The Endoscopy Center of Southeast Texas,               TN            AmSurg EC Beaumont, Inc.               51%
L.P.

AmSurg EC Santa Fe, Inc.                               TN            AmSurg Corp.                          100%
The Endoscopy Center of Santa Fe, L.P.                 TN            AmSurg EC Santa Fe, Inc.               60%

AmSurg EC Washington, Inc.                             TN            AmSurg Corp.                          100%
The Endoscopy Center of Washington D.C.,               TN            AmSurg EC Washington, Inc.             60%
L.P.

AmSurg Torrance, Inc.                                  TN            AmSurg Corp.                          100%
The Endoscopy Center of South Bay, L.P.                TN            AmSurg Torrance, Inc.                  51%

AmSurg Encino, Inc.                                    TN            AmSurg Corp.                          100%
The Valley Endoscopy Center, L.P.                      TN            AmSurg Encino, Inc.                    51%

AmSurg Brevard, Inc.                                   TN            AmSurg Corp.                          100%
The Ophthalmology Center of Brevard, L.P.              TN            AmSurg Brevard, Inc.                   51%

AmSurg Sebastopol, Inc.                                TN            AmSurg Corp.                          100%
The Sebastopol ASC, L.P.                               TN            AmSurg Sebastopol, Inc.                60%

AmSurg Abilene, Inc.                                   TN            AmSurg Corp.                          100%
The Abilene ASC, L.P.                                  TN            AmSurg Abilene, Inc.                   60%

AmSurg Lorain, Inc.                                    TN            AmSurg Corp.                          100%
The Lorain ASC, L.P.                                   TN            AmSurg Lorain, Inc.                    51%

AmSurg Maryville, Inc.                                 TN            AmSurg Corp.                          100%
The Maryville ASC                                      TN            AmSurg Maryville, Inc.                 51%

AmSurg Miami, Inc.                                     TN            AmSurg Corp.                          100%
The Miami ASC, L.P.                                    TN            AmSurg Miami, Inc.                     70%

AmSurg Melbourne, Inc.                                 TN            AmSurg Corp.                          100%
The Melbourne ASC, L.P.                                TN            AmSurg Melbourne, Inc.              67.33%

AmSurg Hillmont, Inc.                                  TN            AmSurg Corp.                          100%
The Hillmont ASC, L.P.                                 TN            AmSurg Hillmont, Inc.                  51%

AmSurg Northwest Florida, Inc.                         TN            AmSurg Corp.                          100%
The Northwest Florida ASC, L.P.                        TN            AmSurg Northwest Florida, Inc.         51%

AmSurg Palmetto, Inc.                                  TN            AmSurg Corp.                          100%
The Palmetto ASC, L.P.                                 TN            AmSurg Palmetto, Inc.                  51%

AmSurg Hallandale, Inc.                                TN            AmSurg Corp.                          100%
The Hallandale Surgery ASC, L.P.                       TN            AmSurg Hallandale                    67.3%

AmSurg Ocala, Inc.                                     TN            AmSurg Corp.                          100%
The Ocala Endoscopy ASC, L.P.                          TN            AmSurg Ocala, Inc.                     51%

AmSurg South Florida Network, Inc.                     TN            AmSurg Corp.                          100%
The GI Network of South Florida, L.P.                  TN            AmSurg South Florida Network, Inc.     51%


                                SUBSIDIARY LIST
                              As of March 9, 2001
                                 Page (2 of 3)

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
                                                    STATE OF                                            OWNERSHIP
NAME OF SUBSIDIARY                                ORGANIZATION       OWNED BY                           PERCENTAGE
----------------------------------                ------------       ------------                       ----------
AmSurg Crystal River, Inc.                             TN            AmSurg Corp.                          100%
The Crystal River Endoscopy ASC, L.P.                  TN            AmSurg Crystal River, Inc.             51%

AmSurg Abilene Eye, Inc.                               TN            AmSurg Corp.                          100%
The Abilene Eye ASC, L.P.                              TN            AmSurg Abilene Eye, Inc.               51%

AmSurg El Paso, Inc.                                   TN            AmSurg Corp.                          100%
The El Paso ASC, L.P.                                  TN            AmSurg El Paso, Inc.                   51%

AmSurg Westlake, Inc.                                  TN            AmSurg Corp.                          100%
The Westlake Ophthalmology ASC, L.P.                   TN            AmSurg Westlake, Inc.                  57%

AmSurg FL EyeCare Network, Inc.                        TN            AmSurg Corp.                          100%
The Southeast EyeCare Network, L.P.                    TN            AmSurg FL EyeCare Network, Inc.        51%

AmSurg Naples, Inc.                                    TN            AmSurg Corp.                          100%
The Naples Endoscopy ASC, L.P.                         TN            AmSurg Naples, Inc.                    60%

AmSurg La Jolla, Inc.                                  TN            AmSurg Corp.                          100%
The La Jolla Endoscopy Center, L.P.                    TN            AmSurg La Jolla, Inc.                  51%

AmSurg Burbank, Inc.                                   TN            AmSurg Corp.                          100%
The Burbank Ophthalmology ASC, L.P.                    TN            AmSurg Burbank, Inc.                   51%

AmSurg Inglewood, Inc.                                 TN            AmSurg Corp.                          100%
The Los Angeles/Inglewood Endoscopy ASC,               TN            AmSurg Inglewood, Inc.                 51%
L.P.

AmSurg Glendale, Inc.                                  TN            AmSurg Corp.                          100%
The Glendale Ophthalmology ASC, L.P.                   TN            AmSurg Glendale, Inc.                  51%

AmSurg Harlingen, Inc.                                 TN            AmSurg Corp.                          100%
The Harlingen Endoscopy Center, L.P.                   TN            AmSurg Harlingen, Inc.                 51%

AmSurg Suncoast, Inc.                                  TN            AmSurg Corp.                          100%
The Suncoast Endoscopy ASC, L.P.                       TN            AmSurg Suncoast, Inc.                  51%

AmSurg Largo, Inc.                                     TN            AmSurg Corp.                          100%
AmSurg Dade County, Inc.                               TN            AmSurg Corp.                          100%
AmSurg ENT Brevard, Inc.                               TN            AmSurg Corp.                          100%
AmSurg Temple, Inc.                                    TN            AmSurg Corp.                          100%
AmSurg Miami Urology, Inc.                             TN            AmSurg Corp.                          100%
AmSurg SWFLA, Inc.                                     TN            AmSurg Corp.                          100%

AmSurg Holdings, Inc.                                  TN            AmSurg Corp.                          100%
The Knoxville Ophthalmology ASC, LLC                   TN            AmSurg Holdings, Inc.                  60%
The West Monroe Endoscopy ASC, LLC                     TN            AmSurg Holdings, Inc.                  55%
Montgomery Eye Surgery Center, LLC                     TN            AmSurg Holdings, Inc.                  51%
EyeCare Consultants Surgery Center, LLC                TN            AmSurg Holdings, Inc.                  51%
The Sidney ASC, LLC                                    TN            AmSurg Holdings, Inc.                  51%
The Cleveland ASC, LLC                                 TN            AmSurg Holdings, Inc.                  51%
The Milwaukee ASC, LLC                                 TN            AmSurg Holdings, Inc.                  51%
The Pinnacle EyeCare Network, LLC                      TN            AmSurg Holdings, Inc.                  51%
The Columbia ASC, LLC                                  TN            AmSurg Holdings, Inc.                  51%
The Wichita Orthopaedic ASC, LLC                       TN            AmSurg Holdings, Inc.                  51%
The Minneapolis Endoscopy ASC, LLC                     TN            AmSurg Holdings, Inc.                  51%
The Willoughby ASC, LLC                                TN            AmSurg Holdings, Inc.                  51%
The Westglen Endoscopy Center, LLC                     TN            AmSurg Holdings, Inc.                  51%
The West Texas EyeCare Network, LLC                    TN            AmSurg Holdings, Inc.                  51%
West Texas Preferred Vision Care, L.L.C.               TN            The West Texas EyeCare Network, LLC    50%
The Cleveland Eye Care Network, LLC                    TN            AmSurg Holdings, Inc.                  51%
The Chevy Chase ASC, LLC                               TN            AmSurg Holdings, Inc.                  51%
The Oklahoma City ASC, LLC                             TN            AmSurg Holdings, Inc.                  51%
The Mountain West Gastroenterology ASC, LLC            TN            AmSurg Holdings, Inc.                  51%
The Cincinnati ASC, LLC                                TN            AmSurg Holdings, Inc.                  51%
The Fayetteville ASC, LLC                              TN            AmSurg Holdings, Inc.                  51%
The Independence ASC, LLC                              TN            AmSurg Holdings, Inc.                  60%
AmSurg Northern Kentucky GI, LLC                       TN            AmSurg Holdings, Inc.                  51%
AmSurg Louisville GI, LLC                              TN            AmSurg Holdings, Inc.                  51%

                                SUBSIDIARY LIST
                              As of March 9, 2001
                                 Page (3 of 3)

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
                                                    STATE OF                                            OWNERSHIP
NAME OF SUBSIDIARY                                ORGANIZATION       OWNED BY                           PERCENTAGE
----------------------------------                ------------       ------------                       ----------
AmSurg Kentucky Ophthalmology, LLC                     TN            AmSurg Holdings, Inc.                  51%
The Phoenix Ophthalmology ASC, LLC                     TN            AmSurg Holdings, Inc.                  51%
The Toledo Endoscopy ASC, LLC                          TN            AmSurg Holdings, Inc.                  51%
The Midwest GI Network, LLC                            TN            AmSurg Holdings, Inc.            33.33% Financial
                                                                                                        51% Governance
The Englewood ASC, LLC                                 TN            AmSurg Holdings, Inc.                  51%
The Sun City Ophthalmology ASC, LLC                    TN            AmSurg Holdings, Inc.                  60%
The Cape Coral/Ft. Myers Endoscopy ASC, LLC            TN            AmSurg Holdings, Inc.                  51%
The Cape Coral/Ft. Myers Anesthesia, LLC               TN            The Cape Coral/Ft. Myers               48%
                                                                       Endoscopy ASC, LLC
The Baltimore Endoscopy ASC, LLC                       TN            AmSurg Holdings, Inc.                  60%
The Boca Raton Ophthalmology ASC, LLC                  TN            AmSurg Holdings, Inc.                  51%
The Minneapolis Ophthalmology ASC, LLC                 TN            AmSurg Holdings, Inc.                  51%
The Florham Park Endoscopy ASC, LLC                    TN            AmSurg Holdings, Inc.                  51%
The West Texas GI Network, LLC                         TN            AmSurg Holdings, Inc.                  51%
The West Orange ENT ASC Management                     TN            AmSurg Holdings, Inc.                  51%
  Services, LLC
The Northside Gastroenterology Endoscopy               IN            AmSurg Holdings, Inc.                  51%
  Center, LLC
The Chattanooga Endoscopy ASC, LLC                     TN            AmSurg Holdings, Inc.                  51%
The Mount Dora Ophthalmology ASC, LLC                  TN            AmSurg Holdings, Inc.                  54%
The Oakhurst Endoscopy ASC, LLC                        TN            AmSurg Holdings, Inc.                  51%
The Seneca PA ASC, LLC                                 TN            AmSurg Holdings, Inc.                  51%
The Tamarac Endoscopy ASC, LLC                         TN            AmSurg Holdings, Inc.                  51%
The Waldorf Endoscopy ASC, LLC                         TN            AmSurg Holdings, Inc.                  51%
The Sarasota Endoscopy ASC, LLC                        TN            AmSurg Holdings, Inc.                  51%
The Melbourne Premiere Senior Refractive,              TN            AmSurg Holdings, Inc.                  51%
  LLC
The Melbourne RC, LLC                                  TN            The Melbourne Premiere Senior          90%
                                                                     Refractive, LLC
The Las Vegas Ophthalmology ASC, LLC                   TN            AmSurg Holdings, Inc.                  60%
AmSurg-Las Vegas, LLC                                  TN            AmSurg Holdings, Inc.                 100%
The Las Vegas Ophthalmology ASC, LLC                   TN            AmSurg-Las Vegas, LLC                   5%
The Sarasota Ophthalmology ASC, LLC                    TN            AmSurg Holdings, Inc.                  51%
The Middletown Endoscopy ASC, LLC                      TN            AmSurg Holdings, Inc.                  51%
The Dover Ophthalmology ASC, LLC                       TN            AmSurg Holdings, Inc.                  60%
The Surgery Center of Middle Tennessee, LLC            TN            AmSurg Holdings, Inc.                  20%
The Surgery Center of Coral Gables, LLC                TN            AmSurg Holdings, Inc.                  55%
The Medford Endoscopy ASC, LLC                         TN            AmSurg Holdings, Inc.                  51%
The Greensboro Ophthalmology ASC, LLC                  TN            AmSurg Holdings, Inc.                  51%
The Kingston Ophthalmology ASC, LLC                    TN            AmSurg Holdings, Inc.                  51%
The Kingston Anesthesia, LLC                           TN            AmSurg Holdings, Inc.                  51%
The Las Vegas East Ophthalmology ASC, LLC              NV            AmSurg Holdings, Inc.                  65%
The Blue Ridge/Clemson Orthopaedic ASC, LLC            TN            AmSurg Holdings, Inc.                  51%
The Hutchinson Ophthalmology ASC, LLC                  TN            AmSurg Holdings, Inc.                  51%
The Ft. Lauderdale Ophthalmology ASC, LLC              TN            AmSurg Holdings, Inc.                  51%
The Mount Pleasant Endoscopy ASC, LLC                  TN            AmSurg Holdings, Inc.                  51%
The Metairie Ophthalmology ASC, LLC                    TN            AmSurg Holdings, Inc.                  60%
The Southern Alabama Surgery Center, LLC               AL            AmSurg Holdings, Inc.                  65%
The Brandenton Endoscopy ASC, LLC                      TN            AmSurg Holdings, Inc.                 100%
The Fort Myers Digestive Health and Pain ASC, LLC      TN            AmSurg Holdings, Inc.                 100%
The Bel Air Endoscopy ASC, LLC                         TN            AmSurg Holdings, Inc.                 100%
Bloomfield Eye Surgery Center, LLC                     TN            AmSurg Holdings, Inc.                   1%